Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 17, 2006


                                              /s/ Robert C. Doll, Jr.
                                              ----------------------------------
                                              Robert C. Doll, Jr.,
                                              Chief Executive Officer of
                                              BlackRock New York Municipal
                                              Bond Fund of BlackRock Multi-State
                                              Municipal Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust and will be retained by BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 17, 2006


                                              /s/ Donald C. Burke
                                              ----------------------------------
                                              Donald C. Burke,
                                              Chief Financial Officer of
                                              BlackRock New York Municipal
                                              Bond Fund of BlackRock Multi-State
                                              Municipal Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust and will be retained by BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.